SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2006

VIISAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21559	04-3320515
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

296 Concord Road, Billerica, Massachusetts 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 932-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On August 3, 2006, Viisage Technology, Inc. (“Viisage”) issued a press release announcing its results of operations for the three months ended, and financial condition as of, June 30, 2006. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In the August 3, 2006 press release described in Item 2.02 above, Viisage provided information regarding the proposed merger with Identix, and the special meeting of stockholders of Viisage to be held for the purpose of approving the merger. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index hereto is incorporated into this Item 9.01 by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIISAGE TECHNOLOGY, INC.

Date: August 3, 2006

By: /s/ Bradley T. Miller

        Bradley T. Miller

        Senior Vice President and Chief

        Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release regarding second quarter 2006 financial results issued August 3, 2006.